SECURITIES AND EXCHANGE COMMISSION
                  Washington, D.C.  20549

                          FORM 8-K

                       CURRENT REPORT

             Pursuant to Section 13 or 15(d) of
            The Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported) July 9, 2002
                                                  ------------

             PENNROCK FINANCIAL SERVICES CORP.
             ----------------------------------
   (Exact name of registrant as specified in its charter)

       Pennsylvania               0-15040         23-2400021
    ------------------           ---------      --------------
 (State or other jurisdiction  (Commission     (IRS Employer
  of incorporation)             File Number)   Identification No.)


    1060 Main Street, Blue Ball, PA                 17506
-----------------------------------------        ----------
(Address of principal executive office)          (Zip Code)

Registrant's telephone number, including area code (717) 354-4541
                                                   --------------
                            N/A
 ---------------------------------------------------------
(Former name or former address, if changes since last report)

Item 5.  Other Events.
         -------------

The press release of PennRock Financial Services Corp. dated
January 16, 2003 announcing earnings for the fourth quarter and year ended December 31, 2002.

Item 7.  Financial Statements and Exhibits.
       ----------------------------------

         (c)  Exhibits

      The following exhibits are filed herewith:

      Exhibit
       Number            Description            Page Number
     ----------   --------------------------   ------------
         99         Press Release dated              3
                    January 16, 2003 of
                    PennRock Financial
                    Services Corp.

                         SIGNATURE
                        -----------

Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          PENNROCK FINANCIAL SERVICES CORP.

                          By: /s/ George B. Crisp
                          ---------------------------------
                          George B. Crisp, Vice President
                          and Treasurer

Dated:  January 16, 2003

                         Exhibit 99

For Immediate Release-1/16/03
Contact: Shannan B. Guthrie
Public Relations Manager
PennRock Financial Services Corp.
717/ 354-3612
sbguthrie@bbnb.com


        PENNROCK ANNOUNCES 22% INCREASE IN 4TH QUARTER EARNINGS


  Blue Ball, PA: PennRock Financial Services Corp.
  (Nasdaq:PRFS), parent company of Blue Ball National Bank,
  The National Advisory Group, Inc. and Pension Consulting
  Services, Inc. reports record earnings for the fourth quarter and year ended December 31, 2002.

  Earnings for the fourth quarter of 2002 totaled $3.7 million, an increase of $657,000 or 22% from the $3.0 million earned last year. Basic and diluted earnings per share were $.53 for the quarter compared with $.44 per share earned in the fourth quarter last year. A dividend of $1.4 million or $.20 per share was declared for the fourth quarter, payable on January 7, 2003 to shareholders of record on December 24, 2002.

  For the year, income increased 10% to $13.2 million from $12.1 million earned in 2001. Basic earnings per share increased from $1.75 last year to $1.90 in 2002, while diluted earnings per share increased from $1.74 to $1.88. PennRock's return on assets was 1.34% for both 2001 and 2002 and the return on equity was 15.86% in 2002 and 15.80% in 2001. Total dividends paid in 2002 were $5.4 million or $.77 per share and was 41% of net income. Total dividends paid in 2001 were $4.8 million or $.69 per share.

  Assets totaled $1.009 billion as of December 31, 2002, which was a $60 million or 6% increase from the end of 2001.
  Loans grew $44 million or 8% in 2002 while deposits increased $80 million or 12%. Borrowed funds declined by $30 million or 15%.

  PennRock is a bank holding company headquartered in Blue Ball, PA. Blue Ball National Bank provides a broad range of banking, trust and other financial services to consumers, small businesses and corporations through 17 offices in south-central and southeastern Pennsylvania. The National Advisory Group offers asset management and corporate retirement plan administration services to clients in southeastern Pennsylvania, New Jersey and Delaware, and serves as an investment advisor for a family of mutual funds. Pension Consulting Services, Inc. is a third party administrator of retirement plans for small to medium sized businesses and professional corporations.


FINANCIAL HIGHLIGHTS
In thousands except per share data
                                     For the Three Months       For the Twelve Months
                                      Ended December 31,         Ended December 31,
                                  --------------------------- ---------------------------
                                    2002       2001   Change    2002      2001    Change
                                  --------- --------- ------- --------- --------- -------
EARNINGS AND DIVIDENDS
Interest income                   $ 14,685  $ 14,868     (1%) $ 57,347   $ 62,274    (8%)
Interest expense                     5,360     6,476    (17%)   23,283     32,366   (28%)
Net interest income                  9,325     8,392     12%    34,064     29,908    14%
Provision for loan losses              705       501     41%     1,750      1,548    13%
Non-interest income                  2,842     2,831      0%    10,939     11,030    (1%)
Non-interest expense                 7,237     7,197      1%    27,447     25,282     9%
Net income                           3,695     3,039     22%    13,226     12,067    10%
Dividends paid                       1,385     1,324      5%     5,355      4,791    12%

Per share:
  Net income - Basic              $    .53  $    .44     20%  $   1.90   $   1.75     9%
  Net income - Diluted                 .53       .44     20%      1.88       1.74     8%
  Cash dividend                        .20       .19      5%       .77        .69    12%

AT THE END OF THE PERIOD:
Securities                                                    $304,814   $303,334     1%
Loans                                                          601,636    557,677     8%
Earning assets                                                 915,748    860,956     6%
Total assets                                                 1,008,589    948,938     6%
Deposits                                                       743,262    663,694    12%
Short-term borrowings                                           40,363     76,754   (47%)
Long-term debt                                                 127,000    121,000     5%
Stockholders' equity                                            86,978     78,404    11%

Per share:
  Book value                                                  $  12.59   $  11.30    11%
  Market value                                                   27.75      20.22    37%

SELECTED RATIOS:
Return on average equity             16.73%    15.52%     8%     15.86%     15.80%    0%
Return on average assets              1.43%     1.37%     4%      1.34%      1.34%    0%
Net interest margin (taxable
  equivalent)                         4.07%     4.36%    (7%)     4.01%      3.95%    2%
Total capital to average assets                                   8.80%      9.27%   (5%)
Price-to-earnings (x)                                            14.58      11.59    26%
Market-to-book value (x)                                          2.20       1.79    23%
Allowance for loan losses to loans                                1.18%      1.30%   (9%)
Non-performing loans to loans                                     0.41%      0.21%   95%
Net charge-offs to loans                                          0.26%      0.05%  420%
Dividend payout                                                  40.49%     39.70%    2%


All per share data have been restated for a 10% stock dividend declared on July 9, 2002 and payable on August 13, 2002 and a 5% stock dividend declared on July 10, 2001 and paid on August 10, 2001.